SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 21, 2022

LOYALTY VENTURES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40776	87-1353472
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8235 DOUGLAS AVENUE, SUITE 1200

DALLAS, TX 75225

(Address and Zip Code of Principal Executive Offices)

(972) 338-5170

(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LYLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 7.01. Regulation FD Disclosure.

On September 21, 2022, Loyalty Ventures Inc. issued a press release announcing high-frequency grocer, Pattison Food Group, effective tomorrow will be a part of the AIR MILES Reward Program’s card linked offers’ promotion. Pattison Food Group, which includes Western Canada’s well known Save-On-Foods, their largest retail chain with 175 stores across Western Canada, has eight grocery banners: Save-On-Foods, Buy-Low Foods, Quality Foods, Choices Markets, Urban Fare, Nesters Market, PriceSmart Foods, and Nature’s Fare Markets. A copy of this press release is furnished as Exhibit 99.1.

Further, the AIR MILES Reward Program has extended its 25-year partnership with Metro to continue providing collectors more than 130 Metro locations across Ontario to help turn everyday grocery purchases into exciting rewards, including the ability to earn Cash Miles to use for free groceries at Metro.

Caution Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results and future economic conditions, including, but not limited to, continuing impacts related to COVID-19, including variants, reductions in government economic stimulus, labor shortages, reduction in demand from clients, supply chain disruption for our reward suppliers and disruptions in the airline or travel industries; changes in geopolitical conditions, including the Russian invasion of Ukraine; execution of restructuring plans and any resulting cost savings; loss of, or reduction in demand for services from, significant clients; loss of active AIR MILES® Reward Program collectors or greater than expected redemptions by the same; unfavorable resolution of pending or future litigation matters; disruption to operations due to the separation from our former parent or failure of the separation to be tax-free; our high level of indebtedness; increases in market interest rates; fluctuation in foreign exchange rates; new regulatory limitations related to consumer protection or data privacy limiting our services; and loss of consumer information due to compromised physical or cyber security.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section of both (1) our Form 10-K for the most recently ended fiscal year and (2) any updates in Item 1A, or elsewhere, in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K or any updates thereto. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

99.1	Press Release dated September 21, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Note: The information contained in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loyalty Ventures Inc.

Date: September 21, 2022	By:	/s/ Cynthia L. Hageman
Cynthia L. Hageman
Executive Vice President, General Counsel and Secretary